GLENBROOK LIFE AND ANNUITY COMPANY

                             MODIFIED SINGLE PREMIUM

                        VARIABLE LIFE INSURANCE CONTRACTS

                                3100 SANDERS ROAD

                              NORTHBROOK, IL 60062

                            TELEPHONE (800) 755-5275

This prospectus describes the "Glenbrook Provider Variable Life," a modified single premium variable life insurance contract ("Contract") offered by Glenbrook Life and Annuity Company (the "Company") for prospective insured persons age 0-85. The Contract lets the Contract Owner pay a significant single premium and, subject to restrictions, additional premiums.


The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "Federal Tax Matters," page 24. A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% PENALTY, WITH CERTAIN EXCEPTIONS.


The minimum initial premium the Company will accept is $10,000. Premiums are allocated to Glenbrook Life Variable Life Separate Account A ("Variable Account"). The Variable Account will invest in shares of one or more managed investment companies ("Funds") each of which has multiple investment Portfolios. All of the Funds which are described in this prospectus may not be available with your Contract. Presently, the Variable Account invests in shares of the following Funds:

     -    AIM Variable Insurance Funds, Inc. ("AIM Fund")


     -    American Century Variable  Portfolios  (VP), Inc.  ("American  Century
          Funds")

     -    Dean Witter Variable Investment Series (VIS), ("Dean Witter Fund")

     -    Dreyfus   Variable   Investment  Fund  (VIF),   The  Dreyfus  Socially
          Responsible   Growth  Fund,   Inc.   and  Dreyfus   Stock  Index  Fund
          (collectively the "Dreyfus Funds")


     - Fidelity Variable Insurance Products Fund (VIP) and Fidelity Variable Insurance Products Fund II (VIP II) (collectively the "Fidelity Funds")

     -    MFS(R) Variable Insurance Trust ("MFS Fund")

Under the Contracts the AIM FUND has eight available Portfolios: (1) AIM V.I. Capital Appreciation Fund (2) AIM V.I. Growth and Income Fund (3) AIM V.I. Global Utilities Fund (4) AIM V.I. Diversified Income Fund (5) AIM V.I. Government Securities Fund (6) AIM V.I. Growth Fund (7) AIM V.I. International Equity Fund and (8) AIM V.I. Value Fund; the AMERICAN CENTURY FUNDS have two available Portfolios: (1) American Century VP Balanced and (2) American Century VP International. the DEAN WITTER FUND has four available Portfolios: (1) VIS Dividend Growth (2) VIS European Growth (3) VIS Quality Income Plus and (4) VIS Utilities; the DREYFUS FUNDS have five available Portfolios: (1) VIF Growth and Income (2) VIF Money Market (3) The Dreyfus Socially Responsible Growth Fund, Inc. (4) VIF Small Company Stock and (5) Dreyfus Stock Index Fund; and the FIDELITY FUNDS have four available Portfolios: (1) VIP II Contrafund (2) VIP Growth (3) VIP High Income and (4) VIP Equity-Income; and the MFS FUND has two available Portfolios: (1) MFS Emerging Growth Series and (2) MFS Limited Maturity Series.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which premiums have been allocated. The Contract Owner bears the investment risk for all amounts so allocated. The Contract continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Monthly Deduction Amount").

The Contracts provide for an Initial Death Benefit shown on the Contract Data page. The death benefit ("Death Benefit") payable under a Contract may be greater than the Initial Death Benefit but so long as the Contract continues in effect, if no withdrawals are made, it will never be less than the Initial Death Benefit. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which premiums have been allocated. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY BANK, NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                The Contracts may not be available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.






































                   The date of this Prospectus is May 1, 1998.

                                TABLE OF CONTENTS





                                                                  Page
SUMMARY......................................................
SPECIAL TERMS................................................
THE COMPANY..................................................
THE VARIABLE ACCOUNT.........................................
     General.................................................
     Funds...................................................
THE CONTRACT.................................................
     Application for a Contract..............................
     Premiums................................................
     Allocation of Premiums..................................
     Accumulation Unit Values................................
DEDUCTIONS AND CHARGES.......................................
     Monthly Deductions......................................
        Cost of Insurance Charge.............................
        Tax Expense Charge...................................
        Administrative Expense Charge........................
     Other Deductions........................................
        Mortality and Expense Risk Charge....................
        Annual Maintenance Fee...............................
        Taxes Charged Against the Variable Account...........
        Charges Against the Funds............................
        Withdrawal Charge....................................
        Due and Unpaid Premium Tax Charge....................
CONTRACT BENEFITS AND RIGHTS.................................
     Death Benefit...........................................
     Accelerated Death Benefit...............................
     Account Value...........................................
     Transfer of Account Value
     Dollar Cost Averaging...................................
     Automatic Portfolio Rebalancing
     Contract Loans..........................................
     Amount Payable on Surrender of the Contract
     Partial Withdrawals.....................................
     Maturity................................................
     Lapse and Reinstatement
     Cancellation and Exchange Rights........................
     Confinement Waiver Benefit..............................
     Suspension of Valuation, Payments and Transfers.........
     Last Survivor Contracts.................................
OTHER MATTERS................................................
     Voting Rights...........................................
     Statements to Contract Owners
     Limit on Right to Contest...............................
     Misstatement as to Age and Sex..........................
     Payment Options.........................................
     Beneficiary.............................................
     Assignment..............................................
     Dividends...............................................
EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY..............
DISTRIBUTION OF THE CONTRACTS
SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS.................
FEDERAL TAX MATTERS..........................................
     Introduction............................................
     Taxation of the Company and the Variable
     Account.................................................
     Taxation of Contract Benefits
     Modified Endowment Contracts............................
     Diversification Requirements............................
     Ownership Treatment.....................................


     Policy Loan Interest....................................
ADDITIONAL INFORMATION ABOUT THE COMPANY.....................
LEGAL PROCEEDINGS............................................
LEGAL MATTERS................................................
REGISTRATION STATEMENT.......................................
EXPERTS......................................................
FINANCIAL INFORMATION
INDEPENDENT AUDITORS' REPORT.................................     F-1
FINANCIAL STATEMENTS.........................................     F-2

                                     SUMMARY


NOTE: A glossary of Special Terms used in this Prospectus appears at page 8, immediately following this Summary.


The Contract

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the investment Portfolios of the Funds to which premiums have been allocated. Similarly, the Death Benefit may increase or decrease under some circumstances, but so long as the Contract remains in effect it will not decrease below the Initial Death Benefit if no withdrawals are made. The Contracts are credited with units ("Accumulation Units") to calculate cash values. The Contract Owner may transfer the Account Value among the Variable Account's underlying investment Portfolios.


The Contracts can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page 20.


In some states, the Contracts may be issued in the form of a group Contract. In those states, certificates will be issued evidencing a purchaser's rights under the group Contract. In certain states, certificates are issued under group Contracts issued to the Financial Services Group Insurance Trust, an Illinois Trust. The terms "Contract" and "Contract Owner", as used in this Prospectus, refer to and include such a certificate and certificate owner, respectively.

The Variable Account and the Funds

The Variable Account funds the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such under the Investment Company Act of 1940. It consists of multiple sub-accounts ("Variable Sub-Accounts"), each investing in a corresponding Fund Portfolio.


Applicants should read the prospectuses for the Funds in connection with the purchase of a Contract. The investment objectives of the Fund Portfolios are briefly summarized below under "Funds," page 9. Presently, the Variable Account invests in shares of the following Funds:


      -    AIM Fund

      -    American Century Funds


      -    Dean Witter Fund


      -    Dreyfus Funds

      -    Fidelity Funds

      -    MFS Fund


The AIM FUND has eight available Portfolios: (1) AIM V.I. Capital Appreciation Fund (2) AIM V.I. Growth and Income Fund (3) AIM V.I. Global Utilities Fund (4) AIM V.I. Diversified Income Fund (5) AIM V.I. Government Securities Fund (6) AIM V.I. Growth Fund (7) AIM V.I. International Equity Fund and (8) AIM V.I. Value Fund; the AMERICAN CENTURY FUNDS have two available Portfolios: (1) American Century VP Balanced and (2) American Century VP International; the DEAN WITTER FUND has four available Portfolios: (1) VIS Dividend Growth (2) VIS European Growth (3) VIS Quality Income Plus and (4) VIS Utilities; the DREYFUS FUNDS have five available Portfolios: (1) VIF Growth and Income (2) VIF Money Market (3) The Dreyfus Socially Responsible Growth Fund, Inc. (4) VIF Small Company Stock and (5) Dreyfus Stock Index Fund; the FIDELITY FUNDS have four available
Portfolios: (1) VIP II Contrafund (2) VIP Growth (3) VIP High Income and (4) VIP Equity-Income; and the MFS FUND has two available Portfolios: (1) MFS Emerging Growth Series and (2) MFS Limited Maturity Series.


The assets of each Portfolio are accounted for separately from the other Portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds.

Premiums

The Contract requires the Contract Owner to pay an initial premium of at least $10,000. Additional premium payments may be made at any time, subject to the following conditions:

     -    only one payment is allowed in any Contract Year;

     -    the minimum payment is $500;

     -    the attained age of the insured must be less than age 86; and

     - absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-80).

Additional premium payments may require an increase in the Specified Amount in order for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. The Company reserves the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in Specified Amount. However, we reserve the right to reject an additional premium payment for any reason. Additional Premiums may also be paid at any time and in any amount necessary to avoid termination of the Contract.

Death Benefit


At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit determined on the date of the Insured's death is the greater of (1) the Specified Amount, or (2) the Account Value multiplied by the Death Benefit ratio as found in the Contract. See "Contract Benefits and Rights -- Death Benefit," page 16.


Account Value


The Account Value of the Contract will increase or decrease to reflect (1) the investment experience of the Fund Portfolios underlying the Variable Sub-Account to which Account Value is allocated, and (2) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value and the Contract Owner bears the risk of the investment in the Fund Portfolios. See "Contract Benefits and Rights -- Account Value," page 17.


Contract Loans


A Contract Owner may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by the Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary), less any annual maintenance fee due on or before the next Contract Anniversary, and less any due and unpaid Monthly Deduction Amounts. See "Contract Benefits and Rights -- Contract Loans," page 18.


Lapse


Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. The Company will give written notice to the Contract Owner and a 61 day grace period during which additional amounts may be paid to continue the Contract. See "Contract Benefits and Rights -- Contract Loans," page 18 and "Lapse and Reinstatement," page 19.


Cancellation and Exchange Rights

A Contract Owner has a limited right to return his or her Contract for cancellation. The right to return exists during the free-look period. The free-look period is a number of days (which varies by state) as specified in your contract. If the Contract Owner returns the Contract for cancellation, by mail or hand delivery, to the agent who sold the Contract, within the free-look period following delivery of the Contract to the Contract Owner, the Company will return to the Contract Owner within 7 days thereafter the premiums paid for the Contract adjusted to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation, unless state law requires a return of premium without such adjustments. In those states where the Company is required to return the premiums paid upon a free-look of the Contract and where it has been approved by the state, the Company reserves the right to allocate all premium payments made prior to the expiration of the free-look period to the money market sub-account of the Variable Account.


In addition, once the Contract is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Contract Benefits and Rights -- Cancellation and Exchange Rights," page 20.


Tax Consequences


The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Matters," page 24.


Personalized Illustrations


The Company will furnish, upon request and at no charge, a personalized illustration reflecting the proposed Insured's age, sex, and underwriting classification. Where applicable, the Company will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. Personalized illustrations provided by the Company upon request will be based, as appropriate, on the methodology and format of the hypothetical illustrations that the Company has included in its registration statement for the Contracts. See "Registration Statement," page 27, for further information.


Fees and Expenses


The following tables are designed to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Fund Portfolios you will indirectly bear when you invest in the Contracts. For further information, see "Deductions and Charges," page 14.



                         CONTRACT CHARGES AND DEDUCTIONS

Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)


                                          Current(2)                                 Maximum (Monthly Charge)
                                          ----------                                 ------------------------
   Cost of Insurance Charge............   Single Life                                Single Life
                                          -----------                                -----------
                                          Standard  - 0.65% (Contract Years 1-10)    Standard - Ranges from $0.06 per $1,000 of net
                                                    - 0.55% (Contract Years 11+)     amount at risk (younger ages) up to $82.50 per
                                                                                     $1,000 of net amount at risk (age 99)


                                          Special   - 1.00% (Contract Years 1-10)    Special - Ranges from $0.12 per $1,000 of net
                                                    - 0.90% (Contract Yaers 11+)     amount at risk (younger ages) up to $82.92
                                                                                     (age 99).


                                          Joint Life                                 Joint Life
                                          ----------                                 ----------
                                          Standard  - 0.30% (Contract Years 1-10)    Standard - Ranges from $0.00015 per $1,000 of
                                                    - 0.20% (Contract Years 11+)     net amount at risk (younger ages) up to $61.995
                                                                                     per $1,000 of net amount at risk (age 99)

                                          Special   - 0.65% (Contract  Years 1-10)   Special - Ranges from $0.00061 per $1,000 of
                                                    - 0.55% (Contract Years 11+)     net amount at risk (younger ages) up to
                                                                                     $78.71083 (age 99).


   Administrative Expense Charge........  0.25%
   Tax Expense Charge...................  0.40%(3)

Annual Separate Account Charges (deducted daily and shown as a percentage of average net assets):
   Mortality and Expense Risk Charge....  0.90%
   Federal Income Tax Charge............  Currently none(4)

Annual Maintenance Fee:.................  $35(5)
Transfer Charges:.......................  $25(6)
Maximum Withdrawal Charge: .............  7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge: .....  2.25% of initial premium withdrawn(8)
----------------------


(1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Cost of Insurance Charge," page 14.

(2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted) and rate class. See "Cost of Insurance Charge," page
     14. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

(3) This charge includes a premium tax deduction of 0.25%, and a federal tax deduction of 0.15%, of Account Value. This charge is assessed only during the first 10 Contract Years. See "Tax Expense Charge," page 15.

(4) The Company does not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, though it may do so in the future. See "Taxes Charged Against the Variable Account," page 15.


(5)  This fee is waived if total premiums paid are $50,000 or more.

(6) No charges will be imposed on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $25 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging.


(7) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase. It does not apply to withdrawals of any additional payments paid under a Contract. The withdrawal charge declines to 0% over ten years and is imposed to cover a portion of the sales expense incurred by the Company in distributing the Contracts. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page 16. No withdrawal charge will be imposed on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the Withdrawal. See "Deductions and Charges," page 14 and "Withdrawal Charge," page 16.


(8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines to 0% over nine years and is imposed on full or partial withdrawals in excess of the Free Withdrawal Amount.


                                PORTFOLIO EXPENSES (Net of Voluntary Reductions and Reimbursements)
                                                (As a Percentage of Portfolio Assets)

                                              MANAGEMENT            OTHER              TOTAL FUND
PORTFOLIO                                       FEES              EXPENSES          ANNUAL EXPENSES
---------                                       ----              --------          ---------------
AIM V.I. Capital Appreciation Fund(1)...        0.63%                 0.05%                 0.68%
AIM V.I. Growth and Income Fund(1)......        0.63%                 0.06%                 0.69%
AIM V.I. Global Utilities Fund(1).......        0.65%                 0.63%                 1.28%
AIM V.I. Diversified Income Fund(1).....        0.60%                 0.20%                 0.80%
AIM V.I. Government Securities Fund(1)..        0.50%                 0.37%                 0.87%
AIM V.I. Growth Fund(1).................        0.65%                 0.08%                 0.73%
AIM V.I. International Equity Fund(1)...        0.75%                 0.18%                 0.93%
AIM V.I. Value Fund(1)..................        0.62%                 0.08%                 0.70%
American Century VP International.......        1.50%                 0.00%                 1.50%
American Century VP Balanced............        1.00%                 0.00%                 1.00%
VIS Dividend Growth.....................        0.625%(2)             0.01%                 0.635%
VIS European Growth.....................        1.00% (3)             0.12%                 1.11%
VIS Utilities...........................        0.65%(4)              0.02%                 0.67%
VIS Quality Income Plus.................        0.50%(5)              0.03%                 0.53%
VIP Growth..............................        0.60%                 0.09%                 0.69%
VIP High Income                                 0.59%                 0.12%                 0.71%(6)
VIP Equity-Income.......................        0.50%                 0.08%                 0.58%
VIP II Contrafund.......................        0.60%                 0.11%                 0.71%(6)
Dreyfus Socially Responsible Growth.....        0.75%                 0.07%                 0.82%
Dreyfus Stock Index.....................        0.25%                 0.03%                 0.28%
VIF Small Company Stock.................        0.75%                 0.37%                 1.12%
VIF Growth and Income...................        0.75%                 0.05%                 0.80%
VIF Money Market........................        0.50%                 0.11%                 0.61%
MFS Emerging Growth Series..............        0.75%                 0.12%                 0.87%
MFS Limited Maturity Series(7)..........        0.55%                 0.45%                 1.00%


(1) AIM Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.


(2) Applicable to net assets of up to $500 million. For net assets which exceed $500 million, the fee will be 0.50%, for assets that exceed $1 billion, the fee will be 0.475%, and for assets that exceed $2 billion, the fee will be 0.45%.

(3) Applicable to net assets of up to $500 million. For net assets which exceed $500 million, the fee will be 0.95%.

(4) This percentage is applicable to Portfolio net assets of up to $500 million. For net assets which exceed $500 million, the management fee is 0.45%.

(5) This percentage is applicable to Portfolio net assets of up to $500 million. For net assets which exceed $500 million, the management fee is 0.55%.

(6) A portion of the brokerage commissions that certain funds pay was used to reduce fund's expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .67% for VIP Growth Portfolio and .71% for VIPII Contrafund Portfolio.

(7) The Adviser has agreed to bear expenses for the limited Maturity Portfolio, subject to reimbursement by the Portfolio, such that the Portfolios' "Other Expenses" shall not exceed 0.45% of the average daily net assets for the Limited Maturity Portfolio. See "Information Concerning Shares of Each Portfolio -- Expenses" for the Limited Maturity Portfolio would be 5.65% and 6.20% respectively.

                                  SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

Account Value: The aggregate value under a Contract of the Variable Sub-Accounts and the Loan Account.

Accumulation Unit: An accounting unit of measure used to calculate the value of a Variable Sub-Account.

Age: The Insured's age at the Insured's last birthday.

Cash Value: The Account Value less any applicable withdrawal charges and due and unpaid Premium Tax Charges.

Cash Surrender Value: The Cash Value less all Indebtedness and the annual maintenance fee, if applicable.

Code: The Internal Revenue Code of 1986, as amended.

Contract Anniversary: The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date: The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries, Contract Years and Contract months are determined.

Contract Owner: The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

Contract Years: Annual periods computed from the Contract Date.

Death Benefit: The greater of (1) the Specified Amount or (2) the Account Value on the date of death multiplied by the Death Benefit ratio as specified in the Contract.

Free Withdrawal Amount: The amount of a surrender or partial withdrawal that is not subject to a withdrawal charge. This amount in any Contract Year is 15% of total premiums paid.

Initial Death Benefit: The Initial Death Benefit under a Contract is shown on the Contract Data page.

Funds: The registered management investment companies in which assets of the Variable Account may be invested.

Indebtedness: All Contract loans, if any, and accrued loan interest.

Insured: The person whose life is insured under a Contract.

Loan Account: An account in the Company's General Account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The loan account credits a fixed rate of interest that is not based on the investment experience of the Variable Account.

Monthly Activity Date: The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date. If there is no date equal to the Monthly Activity Date in a particular month, the Monthly Activity Date will be the last day of that month.

Monthly Deduction Amount: A deduction on each Monthly Activity Date for the cost of insurance charge, a tax expense charge and an administrative expense charge.

Specified Amount: The minimum death benefit under a Contract, equal to the Initial Death Benefit on the Contract Date. Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.

Valuation Day: Every day the New York Stock Exchange is open for trading. The value of the Variable Account is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

Valuation Period: The period between the close of regular trading on the New York Stock Exchange on successive Valuation Days.

Variable Account: Glenbrook Life Variable Life Separate Account A, an account established by the Company to separate the assets funding the Contracts from other assets of the Company.

Variable Sub-Account: The subdivisions of the Variable Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Portfolios of the Funds.

                                   THE COMPANY

The Company is the issuer of the Contract. The Company is a stock life insurance company which was organized under the laws of the State of Illinois in 1992. The Company was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." As of the date of this prospectus, the Company is licensed to operate in the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate. The Company's home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend.


                              THE VARIABLE ACCOUNT

General

The Variable Account is a separate account of the Company established on January 15, 1996 pursuant to the insurance laws of the State of Illinois. The Variable Account is organized as a unit investment trust and registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940. The Variable Account meets the definition of "separate account" under federal securities law. Under Illinois law, the assets of the Variable Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

Funds

The Variable Account will invest in shares of one or more Funds. The Funds are registered with the Securities and Exchange Commission as open-end, series, management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the
Securities and Exchange Commission. The Funds' Portfolios are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Variable Account. The Funds available for investment by the Variable Account are listed below.

I. AIM Fund

     - AIM V.I. Capital Appreciation Fund - is a diversified Portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

     - AIM V.I. Diversified Income Fund - is a diversified Portfolio which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). The risks of investing in junk bonds are described in the accompanying prospectus for the Portfolio, which should be read carefully before investing.

     - AIM V.I. Global Utilities Fund - is a non-diversified Portfolio which seeks to achieve a high level of current income and, as a secondary objective, to achieve capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

     - AIM V.I. Government Securities Fund - is a diversified Portfolio which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

     - AIM V.I. Growth Fund - is a diversified Portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by A I M Advisors, Inc. ("AIM") to have strong earnings momentum.

     - AIM V.I. International Equity Fund - is a diversified Portfolio which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

     - AIM V.I. Value Fund - is a diversified Portfolio which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.


AIM serves as the investment advisor to the AIM Fund. AIM was organized in 1976 and, together with its domestic subsidiaries, manages or advises over 50 investment company portfolios (including the Portfolios listed above) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. Its principal place of business is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

II.  American Century Funds

     - American Century VP Balanced -- the investment objective of American Century VP Balanced is capital growth and current income. It will seek to achieve its investment objective by maintaining approximately 60% of the assets of American Century VP Balanced in common stocks that are considered by management to have better-than-average prospects for appreciation and the remaining assets in bonds and other fixed income securities.

     - American Century VP International -- the investment objective of American Century VP International is Capital Growth. It will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets.

American Century Investment Management, Inc. serves as the investment manager of American Century Variable Portfolios, Inc. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

III.  Dean Witter Fund

     - VIS Dividend Growth Portfolio -- seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

     - VIS European Growth Portfolio -- seeks to maximize the capital appreciation on its investments by investing primarily in securities issued by issuers located in Europe.

     - VIS Quality Income Plus Portfolio -- seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in debt securities issued by the U.S. Government, its agencies and instrumentalities, including zero coupon securities, and in fixed-income securities rated A or higher by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (Standard & Poor's) or non-rated securities of comparable quality, and by writing covered call and put options against such securities.

     - VIS Utilities Portfolio -- seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry.

Dean Witter InterCapital Inc. ("InterCapital"), Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly owned subsidiary of Dean Witter, Discover & Co. Morgan Grenfell Investment Services Limited, 20 Finsbury Circus, London, England, is the Sub-Advisor of the European Growth Portfolio of the Fund.

IV.  Dreyfus Funds

     -    VIF Growth & Income  Portfolio -- seeks to provide  long-term  capital
          growth,   current  income  and  growth  of  income,   consistent  with
          reasonable investment risk.

     - VIF Money Market Portfolio -- seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

     - The Dreyfus Socially Responsible Growth Fund, Inc. -- seeks to provide capital growth. Current income is a secondary goal. Invests principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

     - VIF Small Company Stock Portfolio -- seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. Invests primarily in a portfolio of equity securities of small - to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500 Index.

     - Dreyfus Stock Index Fund - seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard and Poor's 500 Composite Stock Price Index.

An investment in the Dreyfus VIF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.


The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment manager. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. NCM Capital Management Group, Inc., 105 West Main Street, Durham, North Carolina 27701, serves as sub-investment advisor to the Dreyfus Socially Responsible Growth Fund, Inc. Mellon Equity Associates, an affiliate of Dreyfus, located at 500 Grant Street, Pittsburgh, PA 15258, serves as the index fund manager to Dreyfus Stock Index Fund.


V.  Fidelity Funds


     - VIP II Contrafund -- seeks capital appreciation by investing in securities of companies whose value Fidelity Management & Research
          Company   ("FMR")   believes  is not fully recognized.


     - VIP Growth -- seeks capital appreciation by investing primarily in common stocks. The fund may also pursue capital appreciation through the purchase of bonds and preferred stocks.

     - VIP High Income -- seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities.

     - VIP Equity-Income - seeks reasonable income by investing primarily in income-producing equity securities. When choosing the Portfolio's investments, Fidelity Management & Research Company also considers the potential for capital appreciation. The Portfolio seeks to achieve a yield that exceeds the yield on the securities comprising that of the S&P 500.

Fidelity   Management  &  Research  Company,   82  Devonshire  Street,   Boston,
Massachusetts, is the Investment Manager of the Funds.

VI.  MFS Fund

     - MFS Emerging Growth Series -- seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth of capital.

     - MFS Limited Maturity Series -- the primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Portfolio's secondary objective is to protect shareholders' capital.

MFS manages each Series pursuant to an Investment Advisory Agreement with the Trust on behalf of each Portfolio. MFS provides the Series with overall investment advisory and administrative services, as well as general office facilities. Its principal place of business is 500 Boylston Street, Boston, Massachusetts 02116.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

All  dividends  and  capital  gains   distributions   from  the  Portfolios  are
automatically reinvested in shares of the distributing Portfolio at their net asset value.

There is no assurance that the Portfolios will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Portfolios can be found in the current prospectuses for the Funds accompanying this prospectus.

You will find more complete information about the Portfolios, including the risks associated with each Portfolio, in the accompanying prospectuses. You should read the prospectuses for the Funds in conjunction with this prospectus.

THE FUND PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Although neither the Company nor any such Fund currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, the Company has been advised that each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company may be required to bear the attendant expenses.

All investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio are reinvested in shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of the Company. The Company will purchase shares in the Funds in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Funds to meet Contract obligations or make adjustments in reserves, if any.

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Contracts, the Company may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. No substitution of securities will take place without notice to Contract Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940 ("1940 Act"). The Company reserves the right to establish additional Variable Sub-accounts of the Variable Account, each of which would invest in shares of another Fund. Subject to Contract Owner approval, the Company also reserves the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

Each Fund is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectuses for the Funds for further information.

                                  THE CONTRACT

Application for a Contract

Individuals wishing to purchase a Contract must submit an application to the Company. A Contract will be issued only on the lives of Insureds age 0-85 who supply evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules and the Company reserves the right to reject an application for any lawful reason. If a Contract is not issued, the premium will be returned to you. No change in the terms or conditions of a Contract will be made without the consent of the Contract Owner.

Once the Company has received the initial premium and underwriting has been approved, the Contract will be issued on the date the Company has received the final requirement for issue. In the case of simplified underwriting, the Contract will be issued or coverage denied within 3 business days of receipt of premium. The Insured will be covered under the Contract, however, as of the Contract Date. Since the Contract Date will generally be the date the Company receives the initial premium, coverage under a Contract may begin before it is actually issued. In addition to determining when coverage begins, the Contract Date determines Monthly Activity Dates, Contract months, and Contract Years.

If the initial premium is over the limits established from time to time by the Company ($1,000,000 as of the date of this Prospectus), the initial payment will not be accepted with the application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age.

Premiums

The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

                                          Simplified Underwriting
Issue Age                                 Maximum Initial Premium
---------                                 -----------------------
0-34....................................      Not available
35-44...................................      $      15,000
45-54...................................      $      30,000
55-64...................................      $      50,000
65-80...................................      $     100,000
Over age 80.............................      Not available

Additional premium payments may be made at any time, subject to the following conditions:

     -    only one additional premium payment may be made in any Contract Year;

     -    each additional premium payment must be at least $500;

     -    the attained age of the Insured must be less than age 86; and

     - absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment."

     - the Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-85).

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code. The Company reserves the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in Specified Amount. However, we reserve the right to reject any additional premium payment for any reason.

Unless you request otherwise in writing, any additional premium payment received while a Contract loan exists will be applied: first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

Additional premiums may be paid at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

Allocation Of Premiums

Upon completion of underwriting, the Company will either issue a Contract, or deny coverage and return all premiums. If a Contract is issued, the initial premium payment, plus an amount equal to the interest that would have been earned had the initial premium been invested in the Money Market Sub-Account since the date of receipt of the premium, will be allocated on the date the Contract is issued according to the initial premium allocation instructions specified on the application. In the future, the Company may allocate the initial premium (and the interest that would have been earned had the initial premium been invested in the Money Market Sub-Account since its receipt) to the Money Market Sub-Account during the free look period in those states where state law requires premiums to be returned upon exercise of the free-look right.

Accumulation Unit Values


The Accumulation Unit Value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Variable Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Variable Sub-Account is determined by first dividing (A) the net asset value per share of the corresponding Fund Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains by that Fund Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by (B) the net asset value per share of the corresponding Fund Portfolio at the end of the immediately preceding Valuation Period; and then subtracting from the result an amount equal to the daily deductions for mortality and expense risk charges imposed during the Valuation Period. Applicants should refer to the prospectuses for the Funds which accompany this prospectus for a description of how the assets of each Fund are valued since such determination has a direct bearing on the Accumulation Unit Value of the corresponding Sub-Account and therefore the Account Value of a Contract. See "Contract Benefits and Rights -- Account Value," page 17.


All valuations in connection with a Contract, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Contract loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium and additional premiums requiring underwriting, will be made on the date the request or payment is received in good order by the Company at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.


Specialized Uses of the Contract: Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Sub-Accounts to which Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Sub-Account investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose a purchaser should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may have tax consequences. See "Federal Tax Matters," Page 24.


                             DEDUCTIONS AND CHARGES

Monthly Deductions


On each Monthly Activity Date including the Contract Date, the Company will deduct from the Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with a Contract. Each Monthly Deduction Amount will be deducted pro rata from each Variable Sub-Account attributable to the Contract such that the proportion of Account Value of the Contract attributable to each Sub-Account remains the same before and after the deduction. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Benefits and Rights -- Lapse and Reinstatement," page
19. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount:


Cost of Insurance Charge: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is the maximum annual cost of insurance per $1,000 as indicated in the Contract; multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); divided by $1,000; and divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 will be included in each Contract; however, the Company reserves the right to use rates less than those shown in the table. Special risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's substandard rating.


The cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because the difference is the amount for which the Company is at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, and (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, see "Contract Benefits and Rights," page 16.)


Example:

Specified Amount                                 =      $100,000
Account Value on the Monthly Activity Date       =       $30,000
Insured's attained age                           =            45
Death Benefit ratio for age 45                   =          2.15

On the Monthly Activity Date in this example, the Death Benefit as then computed would be $100,000, because the Specified Amount ($100,000) is greater than the Account Value multiplied by the applicable Death Benefit ratio ($30,000 x 2.15 = $64,500). Since the Account Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference ($100,000 - $30,000 = $70,000).

Assume that the Account Value in the above example was $50,000. The Death Benefit would then be $107,500 (2.15 x $50,000), since this is greater than the Specified Amount ($100,000). The cost of insurance rates in that case would be applied to ($107,500 - $50,000) = $57,500.

The level of specified amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a specified amount of $39,998. If a female age 65 paid a $10,000 premium, the specified amount would be equal to $22,749.

Because the Account Value and, as a result, the amount for which the Company is at risk under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. However, once a risk rating class has been assigned to an Insured when the Contract is issued, that rating class will not change if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

Tax Expense Charge: The Company will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to the receipt of premiums under the Contract and that results from the application of section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. The premium tax deduction will be imposed regardless of a contract owner's state of residence and, therefore, is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, the Company does not expect to make a profit from this deduction. The 0.15% federal tax deduction helps reimburse the Company for approximate expenses incurred for federal taxes resulting from the application of Section 848 of the Code.

Administrative Expense Charge: The Company will deduct monthly from the Account Value an administrative expense charge equal to an annual rate of 0.25%. This charge compensates the Company for administrative expenses incurred in the administration of the Variable Account and the Contracts.

All monthly deductions are taken by canceling Accumulation Units of the Variable Account under your Contract.

Other Deductions

Mortality and Expense Risk Charge: The Company will deduct from the Variable Account a daily charge equivalent to an annual rate of 0.90% for the mortality risks and expense risks the Company assumes in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. The Company also assumes a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based on the Monthly Activity Date preceding the death of an Insured. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

Annual Maintenance Fee: If the aggregate premiums paid on a Contract are less than $50,000, the Company will deduct from the Account Value an annual maintenance fee of $35 on each Contract Anniversary. This fee will help reimburse the Company for administrative and maintenance costs of the Contracts.

Taxes Charged Against the Variable Account: Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of premiums under the Contract). The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account or this class of Contracts may also be made.


Charges Against the Funds: The Variable Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflect Fund investment management fees already deducted from the assets of the Funds. The Fund investment management fees are a percentage of the average daily value of the net assets of the Portfolios. See the "Portfolio Expenses" table on page .


Withdrawal Charge: Upon surrender of the Contract and partial withdrawals in excess of the Free Withdrawal Amount, a withdrawal charge may be assessed. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid. Any
Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:

                                           Percentage of Initial
Contract Year                                Premium Withdrawn
-------------                              ---------------------
1.......................................           7.75%
2.......................................           7.75%
3.......................................           7.75%
4.......................................           7.25%
5.......................................           6.25%
6.......................................           5.25%
7.......................................           4.25%
8.......................................           3.25%
9.......................................           2.25%
10+.....................................           0.00%


After the ninth Contract Year, no withdrawal charges will be imposed. In addition, no withdrawal charge will be imposed on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. The withdrawal charge may be waived under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Contract Benefits and Rights -- Confinement Waiver Benefit," page 20.


The withdrawal charge is imposed to cover a portion of the sales expense incurred by the Company in distributing the Contracts. This expense includes agents' commissions, advertising and the printing of prospectuses.

Due and Unpaid Premium Tax Charge: During the first nine Contract Years, a charge for due and unpaid premium tax will be imposed on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the Account Value withdrawn:

                                           Percentage of Initial
Year                                         Premium Withdrawn
----                                       ---------------------
1.......................................           2.25%
2.......................................           2.00%
3.......................................           1.75%
4.......................................           1.50%
5.......................................           1.25%
6.......................................           1.00%
7.......................................           0.75%
8.......................................           0.50%
9.......................................           0.25%
10+.....................................           0.00%

After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. The percentages indicated above are guaranteed not to increase.


                          CONTRACT BENEFITS AND RIGHTS

Death Benefit

The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amounts occurring during a Grace Period (if applicable). The Death Benefit equals the greater of (1) the Specified Amount or
(2) the Account Value multiplied by the Death Benefit ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

Examples:
                                                     A                 B

Specified Amount:                                 $100,000         $100,000
Insured's Age:                                          45               45
Account Value on Date of Death:                    $48,000          $34,000
Death Benefit Ratio                                   2.15             2.15

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Specified Amount) and $103,200 (the Account Value at the Date of Death of $48,000, multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15).

All or part of the proceeds may be paid in cash or applied under an Income Plan. See "Other Matters -- Payment Options," page .

Accelerated Death Benefit

If the Insured becomes terminally ill, the Contract Owner may request an accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request, and (2) $250,000 for all policies issued by the Company which cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, will result in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the accelerated Death Benefit is available if the accident occurred after the issue date.

We will pay benefits due under the accelerated Death Benefit provision upon receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. The Company also reserves the right to require supporting documentation of the diagnosis and to require (at the Company's expense) an examination of the Insured by a physician of the Company's choice to confirm the diagnosis. The amount of the payment will be the amount requested by the Contract Owner, reduced by the sum of (1) a 12 month interest discount to reflect the early payment; (2) an administrative fee (not to exceed $250); and (3) a pro rata amount of any outstanding Contract loan and accrued loan interest. After the payment has been made, the Specified Amount, the Account Value and any outstanding Contract loan will be reduced on a pro rata basis.

Only one request for an accelerated Death Benefit per Insured is allowed. The accelerated Death Benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.

Account Value

The Account Value of a Contract will be computed on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the Monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset value of the Funds to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Day by the then Accumulation Unit Value of that Sub-Account and then adding the results for all the Sub-Accounts credited to the Contract to the value of the Loan Account. See "The Contract -- Accumulation Unit Values," page
__.

Transfer of Account Value

While the Contract remains in force and subject to the Company's transfer rules then in effect, the Contract Owner may request that part or all of the Account Value of a particular Variable Sub-Account be transferred to other Variable Sub-Accounts. The Company reserves the right to impose a $10 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum amount that can be transferred is shown on the Contract Data page (currently, there is no minimum).

On days when the New York Stack Exchange ("NYSE") is open for trading, telephone transfer requests will be accepted by the Company if received at 1(800) 526-4827 by 4:00 p.m., Eastern Time. Telephone transfer requests received by the Company before 4:00 p.m., Eastern Time are effected at the next computed value. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, telephone transfer requests will be processed by the Company as of the close of the NYSE on that particular day. Telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE will not be accepted by the Company.

Transfers by telephone may be made by the Contract Owner's agent of record or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded.

As a result of a transfer, the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of the Sub-Account from which the transfer is made next computed on the Valuation Date the Company receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account next computed on the Valuation Day the Company receives the transfer request.

Dollar Cost Averaging

Transfers may be made automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits the Owner to transfer a specified amount every month (or some other frequency as may be determined by the Company) from the Money Market Sub-Account to any other Variable Sub-Account. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. There are no additional charges imposed upon participants in the Dollar Cost Averaging program.
Transfers under Dollar Cost Averaging are not counted toward the 12 free transfers per Contract Year currently permitted.

Automatic Portfolio Rebalancing

Transfers may be made automatically through Automatic Portfolio Rebalancing while the Contract is in force. By electing Automatic Portfolio Rebalancing, the Account Value in the Variable Sub-Accounts will be rebalanced to the desired allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, Account Value will be transferred among Variable Sub-Accounts to achieve the desired allocation.

The desired allocation will be the allocation initially selected, unless subsequently changed. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs prior to receipt of the written request.

Contract Loans

While the Contract is in force, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types are Preferred Loans (described below) and non-Preferred Loans. Both types of loans are secured by the Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary), less any due and unpaid Monthly Deduction Amounts, and less any annual maintenance fee due on or before the next Contract Anniversary.

The loan amount will be transferred pro rata from each Variable Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will be credited with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates determined by the Company from time to time, but which will not exceed the maximum rate indicated in the Contract (currently, 8% per year). The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract net of any premiums returned due to partial withdrawals, as determined on each Contract Anniversary, is considered a "Preferred Loan." Preferred Loans bear interest at a rate not to exceed the Preferred Loan rate set forth in the Contract. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, the Company will give written notice to the Contract Owner that unless the Company receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.


All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, the repayment will be allocated among the Variable Sub-Accounts in the same percentage as subsequent payments are allocated (unless the Contract Owner requests a different allocation), and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a grace period must be repaid before the Contract will be reinstated. See "Contract Benefits and Rights -- Lapse and Reinstatement," page 19.


A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit proceeds and Cash Surrender Value otherwise payable.

Amount Payable On Surrender Of The Contract

While the Contract is in force, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, the Contract Owner will receive the Cash Surrender Value determined as of the day the Company receives the Contract Owner's written request or the date requested by the Contract Owner, whichever is later. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. The Company will pay the Cash Surrender Value of the Contract within seven days of receipt by the Company of the written request or on the effective surrender date requested by the Contract Owner, whichever is later.


The Contract will terminate on the date of receipt of the written request, or the date the Contract Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page 24.

The Contract Owner may elect to apply the surrender proceeds to an Income Plan (see "Other Matters -- Payment Options," page 22).


Partial Withdrawals

While the Contract is in force, a Contract Owner may elect, by written request, to make partial withdrawals of at least $50 from the Cash Surrender Value. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

     -    the  Specified  Amount  prior  to  the  partial   withdrawal   reduced
          proportionately to the reduction in Account Value; or

     - the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.


Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge" and "Due and Unpaid
Premium Tax Charge," page 16. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page 24.


Maturity

The Contracts have no maturity date.

Lapse and Reinstatement

The Contract will remain in force until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. The Company will give written notice to the Contract Owner that if an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("grace period"), there is a danger of lapse.


The Contract will continue through the grace period, but if no payment is forthcoming, it will terminate at the end of the grace period. If the Insured dies during the grace period, the proceeds payable under the Contract will be reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights -- Death Benefit," page 16.


If the Contract lapses, the Contract Owner may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) required under the Contract. A request for reinstatement must be made within five years of the date the Contract entered a grace period. If a loan was outstanding at the time of lapse, the Company will require repayment of the loan before permitting reinstatement. In addition, the Company reserves the right to require evidence of insurability satisfactory to the Company. The reinstatement premium is equal to an amount sufficient to (1) cover all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the grace period, and
(2) keep the Contract in force for three months after the date of reinstatement. The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

Cancellation and Exchange Rights

A Contract Owner has a limited right to return a Contract for cancellation. This right to return exists during the free-look period. The free-look period is a number of days which varies by state as specified in your contract. If the Contract is returned for cancellation by mail or personal delivery to the Company or to the agent who sold the Contract within the free-look period following delivery of the Contract to the Contract Owner, the Company will return to the Contract Owner within 7 days the sum of (1) the Account Value on the date the returned Contract is received by the Company or its agent; and (2) any deductions under the Contract or by the Funds for taxes, charges or fees. Some states may require the Company to return the premiums paid for the returned Contract.

Once the Contract is in effect, it may be exchanged during the first 24 months after its issuance for a non-variable permanent life insurance contract offered by the Company on the life of the Insured. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new Contract will be based on the same risk classification as the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract. The Company reserves the right to make such a contract available that is offered by the Company's parent or by any affiliate of the Company.

Confinement Waiver Benefit

Under the terms of an amendatory endorsement to the Contract, the Company will waive any withdrawal charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days beginning 30 days or more after the issue date, or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. The Company reserves the right to discontinue the offering of the confinement waiver benefit amendatory endorsement upon the purchase of a new Contract.

Suspension of Valuation, Payments and Transfers

The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

Last Survivor Contracts

The Contracts are offered on a single life and "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

1.   Last survivor  Contracts are offered for  prospective  insured  persons age
     18-85.

2. The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

3. To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

4. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

5. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.


6. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page 24.


7. The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

8.   The  Confinement  Waiver  Benefit is available  upon  confinement of either
     Insured.


                                  OTHER MATTERS

Voting Rights

In accordance with its view of presently applicable law, the Company will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Contract Owners (or the assignee of the Contract, as the case may be) having a voting interest in the Variable Account. The number of shares of a Fund Portfolio held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Fund Portfolio. The Company will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e., shares owned by the Company) in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.


The voting interests of the Contract Owner (or the assignee) in the Funds will be determined as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Fund Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for that Fund. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Contract Benefits and Rights -- Contract Loans," page 18) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectuses for the Funds which accompany this prospectus to determine matters on which Fund shareholders may vote.


The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

In addition, the Company itself may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Funds if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Contract Owners.

Statements to Contract Owners

The Company will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, the Company will send to each Contract Owner a statement showing the coverage amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation
Unit), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

Limit on Right to Contest

The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for 2 years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.

Misstatement as to Age and Sex

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

Payment Options

The surrender proceeds or Death Benefit proceeds under the Contracts may be paid in a lump sum or may be applied to one of the Company's Income Plans. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, the Company may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or it may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commence.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from the Company's general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by the Company which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. The Company may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. The Company may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (the Company may offer other payment options):

     INCOME PLAN 1 -- Life Income With Guaranteed Payments

     The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 2 -- Joint And Survivor Life Income With Guaranteed Payments

     The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the Joint payee die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     The Company will make any other arrangements for income payments as may be agreed on.

Beneficiary

The applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to the Company. If no beneficiary is living when the Insured dies, the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

Assignment

Unless required by state law, the Contract may not be assigned as collateral for a loan or other obligation.

Dividends

No dividends will be paid under the Contracts.


                 EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G.  LOWER,  II, 52,  Chief  Executive  Officer  and  Chairman of the Board
(1995)*

Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Director (1990-1997), Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Director (1986-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Northbrook Life Insurance Company; and Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company.

PETER H. HECKMAN, 52, President, Chief Operating Officer and Director (1996)*

Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1991-1993) of Allstate Life Financial Services, Inc.; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; Director (1988-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1989-1996), Northbrook Life Insurance Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director
(1992)*

Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-1997) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Northbrook Life Insurance Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.


JOHN R. HUNTER, 43, Director (1996)* and Senior Vice President (1995)*


Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Operating Officer (1998-Present) Allstate Life Financial Services Inc.; Director (1996-1997) Glenbrook Life Insurance Company; and Director (1994-Present) and Assistant Vice President (1990-Present) Northbrook Life Insurance Company.

G.    CRAIG WHITEHEAD, 51, Senior Vice President and Director (1995)*

Also Assistant Vice President (1991-Present) Allstate Life Insurance Company; Director (1994-1997) Assistant Vice President (1991-1997) Glenbrook Life Insurance Company; Assistant Vice President (1992-Present) Secretary (1995) Glenbrook Life and Annuity Company; Director (1995-Present) Laughlin Group Holdings, Inc.

MARLA G. FRIEDMAN, 44, Vice President (1996)*

Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present), and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.; and Director (1989-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) Northbrook Life Insurance Company.

KEVIN R. SLAWIN, 40, Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer
(1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Northbrook Life Insurance Company; Director (1996-Present) Surety Life Insurance Company; and Assistant Treasurer and Director (1994-1995) Sears Roebuck and Co.; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 54, Chief Investment Officer (1995)*

Also Director (1995-Present ) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief
Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; and Director and Chief Investment Officer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Senior Vice President and Executive Officer-Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Laughlin Group Holdings, Inc.; and Treasurer (1995-Present) Northbrook Life Insurance Company. From 1993 to 1995, he was Vice President of Allstate Life Insurance Company. Prior to 1993, he held various management positions.

* Date elected to current office.

                          DISTRIBUTION OF THE CONTRACTS

Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency and who have entered into a selling agreement with ALFS and the Company to sell the Contracts. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Commissions paid may vary, but in the aggregate are not anticipated to exceed 7.25% of any purchase payment. These commissions are intended to cover distribution expenses. In addition, sale of the Contract may count toward incentive program awards for the registered representative.

The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.


                           SAFEKEEPING OF THE VARIABLE
                                ACCOUNT'S ASSETS

The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Funds.

                               FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or purchase of a life insurance contract depend upon the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Variable Account investment income and net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF CONTRACT BENEFITS

In order to qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a contract that is treated as life insurance. The manner in which Section 7702 should be applied to certain features of the Contract offered in this prospectus is not directly addressed in Section 7702. Nevertheless, the Company believes that the Contact will meet the Section 7702 definition of a life insurance contract. This means that:

     - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

     - the Contract Owner should not be considered in constructive receipt of the Cash Value of the Contract, including any increases, until actual cancellation of the Contract

In addition, in the absence of final regulations or other pertinent interpretations of Section 7702, there is necessarily some uncertainty as to whether a substandard risk Contract will meet the statutory life insurance contract definition. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such Contract would not provide most of the tax advantages normally provided by a life insurance contract. The Company reserves the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

Upon surrender of the Contract, the cash surrender value is taxable to the extent it exceeds the investment in the Contract. The investment in the Contract is the gross premium or other consideration paid for the Contract reduced by any amounts previously received from the Contract to the extent such amounts were properly excluded from gross income. For non-modified endowment contracts, in the event of a partial withdrawal, or a reduction in benefit in the first fifteen years of the Contract, the partial withdrawal or reduction in benefit may result in a taxable distribution of income before recovery of the investment in the Contract. Partial withdrawals and reduction in benefits on non-modified endowment contracts after fifteen years are taxed first as a recovery of investment in the Contract, then as a taxable distribution of income.

If you own and are the Insured under the Contract, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. If the beneficiary is other than your estate but you retained incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include, but are not limited to, the right to change beneficiaries, to assign the Contract or revoke an assignment, to pledge the Contract or to obtain a policy loan. If you own and are the Insured under the Contract and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance tax consequences may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of such individuals) two or more generations below that of the transferor may be subject to the federal generation skipping transfer tax.

In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

MODIFIED ENDOWMENT CONTRACTS

A life insurance  contract is treated as a "modified  endowment  contract" under
Section  7702A of the Code if it  meets  the  definition  of life  insurance  in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange of a life insurance contract that is not a modified endowment contract will not cause the new contract to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance contract that is a modified endowment contract for a new life insurance contract will always cause the new contract to be a modified endowment contract. A contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. Accordingly, the death benefit is excluded from income and increments in value are not subject to current taxation. If a person receives any amount as a policy loan from a modified endowment contract, or assigns or pledges any part of the value of the contract, such amount is treated as a distribution. Unlike other life insurance contracts, distributions received before the insured's death are treated first as income (to the extent of gain) and then as recovery of investment in the contract. Any amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions:
(1) distributions made on or after the date on which the taxpayer attains age 59 1/2; (2) distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as a variable life insurance contract for federal tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as a variable life insurance contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among sub-accounts of a separate account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that guidance would be issued in the future regarding the extent that owners could direct their investments among sub-accounts without being treated as owners of the underlying assets of the separate account.

The ownership rights under the Contract described in this prospectus are similar to, but different in certain respects from, those described by the service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of the Contract has the choice of more investment options to which to allocate premiums and Contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Contract Owner being treated as the owner of the Variable Account. In those circumstances, income and gain from the Variable Account assets would be includible in the Contract Owner's gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that Treasury Department's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

POLICY LOAN INTEREST

Interest paid on loans against a Contract is generally not deductible.


                    ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company also acts as the sponsor for three other of its separate accounts that are registered investment companies: Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life AIM Variable Life Separate Account A and Glenbrook Life Multi-Manager Variable Account. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.

                                LEGAL PROCEEDINGS

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company or the Variable Account.


                                  LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.


                             REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Funds, the Company, and the Contracts. The exhibits to the registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges. Personalized illustrations provided by the Company upon request will be based on the methodology and format of these hypothetical illustrations as appropriate.

                                     EXPERTS

The financial statements of the Variable Account and the financial statements and financial statement schedule of the Company included in this prospectus, have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois 60601-6779, independent auditors, as stated in their reports appearing herein and incorporated by reference in this prospectus, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The hypothetical Contract illustrations included in the Company's registration statement have been approved by Diana Montigney, FSA, Allstate Life Insurance Company, and are included in reliance upon her opinion as to their reasonableness.


                              FINANCIAL INFORMATION

The financial statements of the Company and the Variable Account appear immediately below. The financial statements for the Company should be considered as bearing only on the ability of the Company to fulfill its obligations under the Contracts. They do not relate to the investment performance of the Variable Account.

                          INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company") as of December 31, 1997 and 1996, and the related Statements of Operations, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 20, 1998

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                                            December 31,
                                                                                            ------------
      ($ in thousands)                                                                1997                     1996
                                                                                ----------------        ----------------
      ASSETS
      Investments
         Fixed income securities, at fair value
           (amortized cost $81,369 and $46,925)                                 $        86,243         $        49,389
         Short-term                                                                       4,231                   1,287
                                                                                ---------------         ---------------
         Total investments                                                               90,474                  50,676

      Reinsurance recoverable from Allstate Life Insurance
         Company                                                                      2,637,983               2,060,419
      Net receivable from affiliates                                                          -                  18,963
      Other assets                                                                        2,549                   2,049
      Separate Accounts                                                                 620,535                 272,420
                                                                                ---------------         ---------------
               Total assets                                                     $     3,351,541         $     2,404,527
                                                                                ===============         ===============

      LIABILITIES
      Contractholder funds                                                      $     2,637,983         $     2,060,419
      Income taxes payable                                                                  609                     410
      Deferred income taxes                                                               1,772                   1,528
      Net payable to affiliates                                                           2,698                       -
      Separate Accounts                                                                 620,535                 260,290
                                                                                ---------------         ---------------
              Total liabilities                                                       3,263,597               2,322,647
                                                                                ===============         ===============

      SHAREHOLDER'S EQUITY
      Common stock, $500 par value, 4,200 shares
         authorized, issued, and outstanding                                              2,100                   2,100
      Additional capital paid-in                                                         69,641                  69,641
      Unrealized net capital gains                                                        3,168                   2,790
      Retained income                                                                    13,035                   7,349
                                                                                ---------------         ---------------
              Total shareholder's equity                                                 87,944                  81,880
                                                                                ---------------         ---------------
              Total liabilities and shareholder's equity                        $     3,351,541         $     2,404,527
                                                                                ===============         ===============


      See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF OPERATIONS

                                                                                     Year Ended December 31,
                                                                                     -----------------------
($ in thousands)                                                            1997              1996             1995
                                                                       ----------------  ---------------  ----------------
REVENUES
Net investment income                                                  $          5,304  $         3,774  $          3,996
Realized capital gains and losses                                                 3,460                -               459
                                                                       ----------------  ---------------  ----------------

INCOME BEFORE INCOME TAX EXPENSE                                                  8,764            3,774             4,455
INCOME TAX EXPENSE                                                                3,078            1,339             1,576
                                                                       ----------------  ---------------  ----------------

NET INCOME                                                             $          5,686  $         2,435  $          2,879
                                                                       ================  ===============  ================


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                                              Year Ended December 31,
                                                                              -----------------------
     ($ in thousands)                                             1997                  1996                 1995
                                                              ---------------      ---------------       ---------------

     COMMON STOCK                                             $         2,100      $         2,100       $         2,100
                                                              ---------------      ---------------       ---------------

     ADDITIONAL CAPITAL PAID-IN
     Balance, beginning of year                                        69,641               49,641                49,641
     Capital contributions                                                  -               20,000                     -
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              69,641               69,641                49,641
                                                              ---------------      ---------------       ---------------

     UNREALIZED NET CAPITAL GAINS
     Balance, beginning of year                                         2,790                3,357                (1,118)
     Net change                                                           378                 (567)                4,475
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                               3,168                2,790                 3,357
                                                              ---------------      ---------------       ---------------

     RETAINED INCOME
     Balance, beginning of year                                         7,349                4,914                 2,035
     Net income                                                         5,686                2,435                 2,879
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              13,035                7,349                 4,914
                                                              ---------------      ---------------       ---------------
          Total shareholder's equity                          $        87,944      $        81,880       $        60,012
                                                              ===============      ===============       ===============



   See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS



                                                                                    Year Ended December 31,
                                                                                    -----------------------
     ($ in thousands)                                                        1997             1996                1995
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                         $      5,686      $      2,435       $      2,879
     Adjustments to reconcile net income to net cash
        provided by operating activities
           Depreciation, amortization and other non-cash
            items                                                                 29                 -                  -
           Realized capital gains and losses                                  (3,460)                -               (459)
           Change in deferred income taxes                                        41                 4                (39)
           Changes in other operating assets and liabilities                   1,160              (510)             1,217
                                                                        ------------      ------------       ------------
             Net cash provided by operating activities                         3,456             1,929              3,598
                                                                        ------------      ------------       ------------


     CASH FLOWS FROM INVESTING ACTIVITIES
     Fixed income securities
        Proceeds from sales                                                    1,405                 -              7,836
        Investment collections                                                14,217             2,891              1,568
        Investment purchases                                                 (50,115)           (5,667)            (1,491)
     Participation in Separate Accounts                                       13,981              (232)           (10,069)
     Change in short-term investments, net                                    (2,944)              815             (1,178)
                                                                        ------------      ------------       ------------
             Net cash used in investing activities                           (23,456)           (2,193)            (3,334)
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM FINANCING ACTIVITIES
     Capital contribution                                                     20,000                 -                  -
                                                                        ------------      ------------       ------------
             Net cash provided by financing activities                        20,000                 -                  -
                                                                        ------------      ------------       ------------

     NET (DECREASE) INCREASE IN CASH                                               -              (264)               264
     CASH AT BEGINNING OF YEAR                                                     -               264                  -
                                                                        ------------      ------------       ------------
     CASH AT END OF YEAR                                                $          -      $          -       $        264
                                                                        ============      ============       ============

     SUPPLEMENTAL DISCLOSURE OF CASH FLOW
     INFORMATION
     Noncash financing activity:
         Capital contribution receivable from
            Allstate Life Insurance Company                             $          -      $     20,000       $          -
                                                                        ============      ============       ============



See notes to financial statements.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


1.   General

Basis of presentation
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend (the "Distribution"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1997 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

Nature of operations
The Company markets life insurance and annuity products in the United States through banks and broker-dealers. Life insurance includes both interest-sensitive and variable life insurance products. Annuities include deferred annuities, such as variable annuities and fixed rate flexible premium annuities. The Company has entered into exclusive distribution arrangements with management investment companies to market its variable annuity contracts.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary withdrawal or surrender by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses. In order to support competitive crediting rates and limit interest rate risk, ALIC , as the Company's reinsurer, adheres to a basic philosophy of matching assets with related liabilities while maintaining adequate liquidity and a prudent and diversified level of credit risk.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be new and proposed federal and state regulation and legislation that would allow banks greater participation in the securities and insurance businesses, which will present an increased level of competition for sales of the Company's life and annuity products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, consolidation within that industry and specifically, a change in control of those entities with which the Company partners, could affect the Company's sales.

Enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; (2) increasing competition in capital markets; and (3) reopening stock/mutual company disagreements related to such issues as taxation disparity between mutual and stock insurance companies.

The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia. The Company is also authorized to sell variable annuities in Puerto Rico. The top geographic locations for statutory premiums and deposits earned by the Company are Florida, Pennsylvania, California, Texas and Michigan for the year ended December 31, 1997. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and contract charges are ceded to ALIC under reinsurance agreements.


2.   Summary of Significant Accounting Policies

Investments
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ( "available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost which approximates fair value.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

Reinsurance
The Company and ALIC  entered into a  reinsurance  agreement  effective  June 5,
1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. Contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such cessions in the statements of operations. The amounts shown in the Company's statements of operations relate to the investment of those assets of the Company that are not transferred to ALIC under the reinsurance agreements. Reinsurance recoverable and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Recognition of premium revenue and contract charges
Revenues on interest-sensitive life insurance policies are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on annuities, which are considered investment contracts, include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance.

Income taxes
The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates, and reflect the impact of reinsurance agreements. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value.

Separate Accounts
The Company issues flexible premium deferred variable annuity contracts and single premium variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts (Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life Variable Life Separate Account A, unit investment trusts registered with the Securities and Exchange Commission).

Assets of the Separate Accounts, including the Company's ownership interest ("Participation"), are carried at fair value. Unrealized gains and losses on the Company's Participation, net of deferred income taxes, are shown as a component of shareholder's equity. Investment income and realized capital gains and losses arising from the Participation are included in the Company's statements of operations. The Company liquidated its Participation during 1997, resulting in a realized capital gain of $3,515. At December 31, 1996, the Participation amounted to $12,130.

Investment income and realized capital gains and losses of the Separate Accounts, other than the portion related to the Participation, accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administrative fees, mortality and expense risk charges, cost of insurance charges and tax expense charges, all of which are ceded to ALIC.

Contractholder funds
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the customer less withdrawals, mortality charges and administrative expenses. During 1997, credited interest rates on contractholder funds ranged from 3.55% to 7.45% for those contracts with fixed interest rates and from 3.70% to 7.85% for those with flexible rates.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

3.   Related Party Transactions

Reinsurance
Contract charges ceded to ALIC were $11,641, $4,254 and $1,523 in 1997, 1996 and 1995, respectively. Credited interest, policy benefits and expenses ceded to ALIC amounted to $179,954, $113,703 and $71,905 in 1997, 1996 and 1995,
respectively.   Investment   income   earned  on  the   assets   which   support
contractholder funds is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of reinsurance agreements.

Business operations
The Company utilizes services and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $5,959, $759 and $348 in 1997, 1996 and 1995, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

Laughlin Group
Laughlin Group,  Inc.  ("Laughlin")  is an indirect  wholly owned  subsidiary of
ALIC. Laughlin markets certain of the Company's flexible premium deferred variable annuity contracts and flexible premium deferred fixed annuity contracts. Sales commissions paid to Laughlin, for which the related cost was ceded to ALIC, were $945 and $8,623 during 1997 and 1996, respectively. The Company had a receivable of $850 from Laughlin at December 31, 1996, which is included in net receivable from affiliates in the statements of financial position.

4.   Investments

Fair values
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                         Gross Unrealized
                                                                         ----------------
                                                      Amortized                                       Fair
                                                        Cost            Gains         Losses          Value
                                                      ---------         -----       ---------       ----------

    At December 31, 1997
       U.S. government and agencies                   $ 24,419         $ 2,961      $       -        $ 27,380
       Municipal                                           656              17              -             673
       Corporate                                        25,476             840              -          26,316
       Mortgage-backed securities                       30,818           1,056              -          31,874
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 81,369         $ 4,874      $       -        $ 86,243
                                                      ========         =======      =========        ========

     At December 31, 1996
       U.S. government and agencies                   $ 24,265         $ 1,722      $      (3)       $ 25,984
       Corporate                                         6,970              96            (15)          7,051
       Mortgage-backed securities                       15,690             664              -          16,354
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 46,925         $ 2,482      $     (18)       $ 49,389
                                                      ========         =======      =========        ========


                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Scheduled maturities
The scheduled maturities for fixed income securities are as follows at December 31, 1997:

                                                                                Amortized           Fair
                                                                                   Cost             Value
                                                                                ---------           -----

     Due in one year or less                                                    $       400     $        400
     Due after one year through five years                                            3,838            3,877
     Due after five years through ten years                                          33,245           35,102
     Due after ten years                                                             13,068           14,990
                                                                                -----------     ------------
                                                                                     50,551           54,369
     Mortgage-backed securities                                                      30,818           31,874
                                                                                -----------     ------------
        Total                                                                   $    81,369     $     86,243
                                                                                ===========     ============


Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

Net investment income

    Year Ended December 31,                                        1997              1996             1995
    -----------------------                                        ----              ----             ----

    Fixed income securities                                  $        5,014   $        3,478    $        3,850
    Short-term investments                                              231              126               113
    Participation in Separate Accounts                                  161              232                69
                                                             --------------   --------------    --------------
         Investment income, before expense                            5,406            3,836             4,032
         Investment expense                                             102               62                36
                                                             --------------   --------------    --------------
         Net investment income                               $        5,304   $        3,774    $        3,996
                                                             ==============   ==============    ==============

Realized capital gains and losses

     Year Ended December 31,                                      1997              1996             1995
     -----------------------                                      ----              ----             ----

     Fixed income securities                                 $         (61)   $           -     $         459
     Short-term investments                                              6                -                 -
     Participation in Separate Accounts                              3,515                -                 -
                                                             -------------    -------------     -------------
         Realized capital gains and losses                           3,460                -               459
         Income taxes                                               (1,211)               -              (161)
                                                             -------------    -------------     -------------
         Realized capital gains and losses,
            after tax                                        $       2,249    $           -     $         298
                                                             =============    =============     =============

Excluding calls and prepayments, gross losses of $61 and gross gains of $459 were realized on sales of fixed income securities during 1997 and 1995, respectively.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


Unrealized net capital gains
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1997 are as follows:

                                                                Cost/                            Unrealized
                                                              Amortized           Fair              Net
                                                                 Cost             Value            Gains
                                                              ---------           -----          -----------

Fixed income securities                                        $ 81,369         $ 86,243           $ 4,874
Deferred income taxes                                          ========         ========            (1,706)
                                                                                                   -------
Unrealized net capital gains                                                                       $ 3,168
                                                                                                   =======


Change in unrealized net capital gains

Year Ended December 31,                                     1997              1996             1995
-----------------------                                     ----              ----             ----

Fixed income securities                                 $       2,410    $      (2,239)    $       6,423
Participation in Separate Accounts                             (1,829)           1,368               461
Deferred income taxes                                            (203)             304            (2,409)
                                                        -------------    -------------     -------------
Increase (decrease)  in unrealized net capital gains    $         378    $        (567)    $       4,475
                                                        =============    ==============    =============

Securities on deposit
At December 31, 1997, fixed income securities with a carrying value of $10,108 were on deposit with regulatory authorities as required by law.


5.    Financial Instruments

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions.
Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


Financial assets
The carrying value and fair value of financial assets at December 31, are as follows:

                                                       1997                         1996
                                                       ----                         ----
                                         Carrying         Fair           Carrying           Fair
                                          Value           Value           Value             Value
                                         --------         -----          --------           -----

Fixed income securities                $  86,243        $  86,243        $  49,389        $   49,389
Short-term investments                     4,231            4,231            1,287             1,287
Separate Accounts                        620,535          620,535          272,420           272,420


Fair values for fixed income securities are based on quoted market prices. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value.

Separate Accounts assets are carried in the statements of financial position at fair value.

Financial liabilities
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                     1997                            1996
                                                     ----                            ----
                                       Carrying           Fair           Carrying           Fair
                                         Value            Value           Value             Value
                                       --------           -----        --------             -----
Contractholder funds on
     investment contracts             $2,636,331       $2,492,095      $2,059,642         $1,949,329
Separate Accounts                        620,535          620,535         260,290            260,290


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

6.  Income Taxes

For 1996 and 1995, the Company filed a separate federal income tax return. The Company will join the Corporation and its other eligible domestic subsidiaries in the filing of a consolidated federal income tax return (the "Allstate Group") for 1997 and is party to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company paid to or received from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to the Distribution, the Corporation and all of its eligible domestic subsidiaries, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Sears Tax Sharing Agreement"). Under the Sears Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Allstate Group filed a separate consolidated return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Sears Tax Sharing Agreement.

The Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Sears Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability.

The components of the deferred income tax liability at December 31, are as follows:

                                                                                     1997            1996
                                                                                     ----            ----

    Unrealized net capital gains on fixed income securities                     $       1,706   $       1,503
    Difference in tax bases of investments                                                 66              25
                                                                                -------------   -------------
       Total deferred liability                                                 $       1,772   $       1,528
                                                                                =============   =============

                    GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)

The components of income tax expense for the year ended December 31, are as follows:

                                                                  1997               1996             1995
                                                                --------          ---------         --------

    Current                                                      $ 3,037           $ 1,335          $ 1,615
    Deferred                                                          41                 4              (39)
                                                                 -------           -------          -------
       Total income tax expense                                  $ 3,078           $ 1,339          $ 1,576
                                                                 =======           =======          =======

The Company paid income taxes of $2,839, $2,446 and $866 in 1997, 1996 and 1995, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:


                                                               1997              1996             1995
                                                               ----              ----             ----
    Statutory federal income tax rate                          35.0%             35.0%            35.0%
    Other                                                        .1                .5               .4
                                                               ----              ----             ----
    Effective federal income tax rate                          35.1%             35.5%            35.4%
                                                               ====              ====             ====

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)


7.   Statutory Financial Information

The following tables reconcile net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                                  Net Income
                                                                                  ----------
                                                                    1997             1996              1995
                                                                    ----             ----              ----


Balance per generally accepted accounting principles            $     5,686       $      2,435      $      2,879
       Deferred income taxes                                             41                  4               (39)
       Unrealized gain on participation in
          Separate Accounts                                          (1,829)             1,368                 -
       Statutory investment reserves                                     93                 35              (279)
       Other                                                           (354)               (85)              108
                                                                -----------       ------------      ------------
Balance per statutory accounting practices                      $     3,637       $      3,757      $      2,669
                                                                ===========       ============      ============

                                                                                       Shareholder's Equity
                                                                                       --------------------
                                                                                      1997                1996
                                                                                      ----                ----


Balance per generally accepted accounting principles                              $   87,944         $     81,880
       Deferred income taxes                                                           1,772                1,528
       Unrealized gain/loss on fixed income securities                                (4,874)              (2,464)
       Non-admitted assets                                                               (86)                (850)
       Statutory investment reserves                                                     958               (2,282)
       Other                                                                          (3,114)              (2,118)
                                                                                  ----------         ------------
Balance per statutory accounting practices                                        $   82,600         $     75,694
                                                                                  ==========         ============

Permitted statutory accounting practices
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Illinois Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

Final approval of the NAIC's proposed "Comprehensive Guide" on statutory accounting principles is expected in early 1998. The requirements may be effective as early as January 1, 1999, and are not expected to have a material impact on statutory surplus of the Company.


Dividends
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1998 without prior approval of the Illinois Department of Insurance is $8,050.

                                    GLENBROOK LIFE AND ANNUITY COMPANY
                                         SCHEDULE IV--REINSURANCE
                                             ($ in thousands)





                                                    Gross                                        Net
Year Ended December 31, 1997                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            4,095   $            4,095   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $           11,641   $           11,641   $                -
                                             ==================   ==================   ==================


                                                    Gross                                        Net
Year Ended December 31, 1996                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            2,436   $            2,436   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            4,254   $            4,254   $                -
                                             ==================   ===================  ==================


                                                    Gross                                        Net
Year Ended December 31, 1995                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            1,250   $            1,250   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            6,571   $            6,571   $                -
                                             ==================   ==================   ==================


INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Glenbrook Life and Annuity Company:

We have audited the accompanying statement of net assets of Glenbrook Life Variable Life Separate Account A (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for the period from December 29, 1997 (date operations commenced) to December 31, 1997, of the American Century VP Balanced and American Century VP International portfolios of the American Century Variable Portfolios, Inc., the VIS Dividend Growth, VIS European Growth, VIS Quality Income Plus, and VIS Utilities portfolios of the Dean Witter Variable Investment Series, the VIF Growth and Income, VIF Money Market, and VIF Small Company Stock portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. portfolio, the VIP Growth and VIP High Income portfolios of the Fidelity Variable Insurance Products Fund, the VIP II Contrafund portfolio of the Fidelity Variable Insurance Products Fund II, and the MFS Emerging Growth Series and MFS Limited Maturity Series portfolios of the MFS Variable Insurance Trust that comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 1997, the results of its operations and the changes in its net assets for the period from December 29, 1997 (date operations commenced) to December 31, 1997, of each of the portfolios comprising the Account, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------

NET ASSETS
Investments in the American Century Variable Portfolios, Inc. Portfolios:
  American Century VP Balanced, 6,126 shares (cost $50,358)                                  $ 50,480
  American Century VP International, 0 shares (cost $0)                                             -

Investments in the Dean Witter Variable Investment Series Portfolios:
  VIS Dividend Growth, 0 shares (cost $0)                                                           -
  VIS European Growth, 0 shares (cost $0)                                                           -
  VIS Quality Income Plus, 0 shares (cost $0)                                                       -
  VIS Utilities, 0 shares (cost $0)                                                                 -

Investments in the Dreyfus Variable Investment Fund Portfolios:
  VIF Growth and Income, 2,456 shares (cost $50,616)                                           51,034
  VIF Money Market, 75,440 shares (cost $75,440)                                               75,440
  VIF Small Company Stock, 0 shares (cost $0)                                                       -

Investment in The Dreyfus Socially Responsible Growth Fund, Inc.,
  0 shares (cost $0)                                                                               -

Investments in the Fidelity Variable Insurance Products Fund Portfolios:
  VIP Growth, 1,380 shares (cost $50,867)                                                      51,184
  VIP High Income, 0 shares (cost $0)                                                               -

Investment in the Fidelity Variable Insurance Products Fund II Portfolio:
  VIP II Contrafund, 0 shares (cost $0)                                                            -

Investments in the MFS Variable Insurance Trust Portfolios:
  MFS Emerging Growth Series, 0 shares (cost $0)                                                    -
  MFS Limited Maturity Series, 5,603 shares (cost $56,085)                                     56,085
                                                                                            ---------

           Net assets                                                                       $ 284,223
                                                                                            =========

See notes to financial statements.

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
 FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1997
------------------------------------------------------------------


                                                American Century Variable
                                               Portfolios, Inc. Portfolios
                                           -------------------------------------
                                             American            American
                                             Century             Century
                                           VP Balanced        VP International
                                           -------------------------------------


INVESTMENT INCOME
Dividends                                  $      --              $      --
Charges from Glenbrook Life
and Annuity Company:
 Mortality and expense risk                       (1)                    --
 Administative expense                            --                     --
                                           ---------              ---------
     Net investment income (loss)                 (1)                    --



REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
     Proceeds from sales                           1                     --
     Cost of investments sold                     (1)                    --
                                           ---------              ---------

     Net realized gains                           --                     --

Change in unrealized gains                       122                     --
                                           ---------              ---------

     Net gains on investments                    122                     --
                                           ---------              ---------

CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                           $     121              $      --
                                           =========              =========

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

 FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1997
------------------------------------------------------------------

                                                    Dean Witter Variable Investment Series Portfolios
                                          ----------------------------------------------------------------------
                                            VIS Dividend    VIS European      VIS Quality
                                              Growth          Growth           Income Plus     VIS Utilities
                                          ----------------------------------------------------------------------

INVESTMENT INCOME
Dividends                                   $      --      $        --        $        --      $      --
Charges from Glenbrook Life
and Annuity Company:
 Mortality and expense risk                        --               --                 --             --
 Administative expense                             --               --                 --             --
                                            ---------      -----------        -----------      ---------
     Net investment income (loss)                  --               --                 --             --


REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
     Proceeds from sales                           --               --                 --             --
     Cost of investments sold                      --               --                 --             --
                                            ---------      -----------        -----------      ---------
       Net realized gains                          --               --                 --             --

Change in unrealized gains                         --               --                 --             --
                                            ---------      -----------        -----------      ---------
     Net gains on investments                      --               --                 --             --


CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            $      --      $        --        $        --      $      --
                                            =========      ===========        ===========      =========


GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

 FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1997
------------------------------------------------------------------


                                              Dreyfus Variable Investment Fund Portfolios        The Dreyfus
                                             --------------------------------------------         Socially
                                                                                                 Responsible
                                              VIF Growth &     VIF Money      VIF Small          Growth Fund
                                                 Income         Market      Company Stock           Inc.
                                             --------------------------------------------       ------------

INVESTMENT INCOME
Dividends                                     $        -      $        -     $        -          $        -
Charges from Glenbrook Life and Annuity
Company:
 Mortality and expense risk                           (1)              -              -                   -
 Administative expense                                 -               -              -                   -
                                              ----------      ----------     ----------          ----------
     Net investment income (loss)                     (1)              -              -                   -

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
     Proceeds from sales                               1               -               -                  -
     Cost of Investments sold                         (1)              -               -                  -
                                              ----------      ----------     -----------        -----------

     Net realized gains                                -               -               -                  -

Change in unrealized gains                           418               -               -                  -
                                              ----------      ----------     -----------        -----------

     Net gains on investments                        418               -               -                  -
                                              ----------      ----------     -----------        -----------

 CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                              $      417      $        -     $         -        $         -
                                              ==========      ==========     ===========        ===========

See notes to financial statements.

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS (CONTINUED)
 FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Fidelity Variable
                                           Fidelity Variable Insurance    Insurance Products    MFS Variable Insurance
                                            Products Fund Portfolios       Fund II Portfolio        Trust Portfolios
                                          ----------------------------   --------------------  --------------------------
                                                                                              MFS Emerging   MFS Limited
                                             VIP Growth      VIP High          VIP II           Growth        Maturity
                                                Fund        Income Fund      Contrafund         Series         Series        Total
                                            ------------   -------------     ----------       ----------   -------------    -------

INVESTMENT INCOME
Dividends                                     $       -     $       -         $      -        $        -     $  3,220    $  3,220
Charges from Glenbrook Life and Annuity
Company:
 Mortality and expense risk                          (1)            -                -                 -           (1)         (4)
 Administative expense
                                                      -             -                -                 -            -           -
                                              ---------     ---------        ---------        ----------     --------    --------
     Net investment income (loss)                    (1)            -                -                 -        3,219       3,216
REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains from sales of investments:
 Proceeds from sales                                  1             -                -                 -            1           4
 Cost of investments sold                            (1)            -                -                 -           (1)         (4)
                                              ---------     ---------        ---------        ----------     --------    --------

     Net realized gains                               -             -                -                 -            -           -

Change in unrealized gains                          317             -                -                 -            -         857
                                              ---------     ---------        ---------        ----------     --------    --------

     Net gains on investments                       317             -                -                 -            -         857
                                              ---------     ---------        ---------        ----------     --------    --------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                              $     316     $       -                -                 -     $  3,219    $  4,073
                                              =========     =========        =========        ==========     ========    ========
See notes to financial statements.

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

                                            American Century Variable
                                           Portfolios, Inc. Portfolios         Dean Witter Variable Investment Series Portfolios
                                        --------------------------------    --------------------------------------------------------
                                          American       American
                                          Century         Century         VIS Dividend    VIS European    VIS Quality
                                        VP Balanced   VP International       Growth          Growth       Income Plus  VIS Utilities
                                        -----------   ----------------    ----------------------------------------------------------

FROM OPERATIONS
Net investment income (loss)             $       (1)      $        -        $        -      $        -      $        -     $       -
Net realized gains                                -                -                 -               -               -             -
Change in unrealized gains                      122                -                 -               -               -             -
                                         ----------       ----------        ----------      ----------      ----------     ---------
     Change in net assets resulting
      from operations                           121                -                 -               -               -             -

FROM CAPITAL TRANSACTIONS
Deposits                                          -                -                 -               -               -             -
Benefits payments                                 -                -                 -               -               -             -
Payments on termination                           -                -                 -               -               -             -
Contract charges                                (69)               -                 -               -               -             -

Transfer among the portfolios and
 with the general account - net              50,428                -                 -               -               -             -
                                         ----------       ----------        ----------      ----------      ----------     ---------

     Change in net assets resulting
      from capital transactions              50,359                -                 -               -               -             -
                                         ----------       ----------        ----------      ----------      ----------     ---------


INCREASE IN NET ASSETS                       50,480                -                 -               -               -             -

NET ASSETS AT BEGINNING OF PERIOD                 -                -                 -               -               -             -
                                         ----------       ----------        ----------      ----------      ----------     ---------
NET ASSETS AT END OF PERIOD              $   50,480       $        -        $        -      $        -      $        -     $       -


Net asset value per unit at end
 of period                               $    10.21       $        -        $        -      $        -      $        -     $       -
                                         ==========       ==========        ==========      ==========      ==========     =========


Units outstanding at end of period            4,945                -                 -               -               -            -
                                         ==========       ==========        ==========      ==========      ==========    ==========

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------

                                           Dreyfus Variable Investment Fund Portfolios     The Dreyfus
                                          ---------------------------------------------      Socially
                                                                                           Responsible
                                          VIF Growth &       VIF Money     VIF Small       Growth Fund,
                                             Income           Market     Company Stock         Inc.
                                          ---------------------------------------------    ------------

FROM OPERATIONS
Net investment income (loss)              $       (1)     $        -     $        -         $        -
Net realized gains                                 -               -              -                  -
Change in unrealized gain                        418               -              -                  -
                                          ----------      ----------     ----------         ----------
     Change in net assets resulting
      from operations                            417               -              -                  -

FROM CAPITAL TRANSACTIONS
Deposits                                           -               -              -                  -
Benefits payments                                  -               -              -                  -
Payments on termination                            -               -              -                  -
Contract charges                                 (69)           (103)             -                  -

Transfer among the portfolios and
 with the general account - net               50,686          75,543              -                  -
                                          ----------      ----------     ----------         ----------

     Change in net assets resulting
      from capital transactions               50,617          75,440              -                  -
                                          ----------      ----------     ----------         ----------


INCREASE IN NET ASSETS                        51,034          75,440              -                  -

NET ASSETS AT BEGINNING OF PERIOD                  -               -              -                  -
                                          ----------      ----------     ----------         ----------
NET ASSETS AT END OF PERIOD               $   51,034      $   75,440     $        -         $        -


Net asset value per unit at end
 of period                                $    10.35      $    10.19     $        -         $        -
                                          ==========      ==========     ==========         ==========


Units outstanding at end of period             4,931           7,405              -                  -
                                          ==========      ==========     ==========         ==========

See notes to financial statements.

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------



                                                                         Fidelity Variable
                                         Fidelity Variable Insurance    Insurance Products      MFS Variable Insurance
                                          Products Fund Portfolios      Fund II Portfolio          Trust Portfolios
                                         ----------------------------  -------------------    ---------------------------
                                                                                              MFS Emerging    MFS Limited
                                          VIP Growth      VIP High           VIP II             Growth         Maturity
                                             Fund        Income Fund       Contrafund           Series          Series       Total
                                         ------------   -------------      ----------        -----------    ------------   --------

FROM OPERATIONS
Net investment income (loss)              $      (1)      $       -        $       -          $       -      $   3,219     $  3,216
Net realized gains                                -               -                -                  -              -            -
Change in unrealized gains
                                                317               -                -                  -              -          857
                                          ---------       ---------        ---------          ---------      ---------     --------
     Change in net assets resulting
      from operations                           316               -                -                  -          3,219        4,073


FROM CAPITAL TRANSACTIONS
Deposits                                          -               -                -                  -              -            -
Benefits payments                                 -               -                -                  -              -            -
Payments on termination                           -               -                -                  -              -            -
Contract charges                                (69)              -                -                  -            (69)        (379)

Transfer among the portfolios and
 with the general account - net              50,937               -                -                  -         52,935      280,529
                                          ---------       ---------        ---------          ---------      ---------     --------


     Change in net assets resulting
      from capital transactions              50,868               -                -                  -         52,866      280,150
                                          ---------       ---------        ---------          ---------      ---------     --------


INCREASE IN NET ASSETS                    $  51,184       $       -        $       -          $       -      $  56,085     $284,223

NET ASSETS AT BEGINNING OF PERIOD                 -               -                -                  -              -            -
                                          ---------       ---------        ---------          ---------      ---------     --------
NET ASSETS AT END OF PERIOD               $  51,184       $       -        $       -          $       -      $  56,085     $284,223
                                          =========       =========        =========          =========      =========     ========

Net asset value per unit at end of
  period                                  $   10.51       $       -        $       -          $       -      $   11.51
                                          =========       =========        =========          =========      =========

Units outstanding at end of period            4,868               -                -                  -          4,871
                                          =========       =========        =========          =========      =========

See notes to financial statements.

GLENBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM DECEMBER 29, 1997 (DATE OPERATIONS COMMENCED)
  TO DECEMBER 31, 1997
------------------------------------------------------------------

1.   ORGANIZATION

     Glenbrook Life Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Glenbrook Life and Annuity Company ("Glenbrook Life"). The assets of the Account are legally segregated from those of Glenbrook Life. Glenbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is a wholly owned subsidiary of The Allstate Corporation. The Account was established January 15, 1996, by resolution of the Board of Directors of Glenbrook Life and began accepting policyholder deposits on December 29, 1997.

     Glenbrook Life writes certain life insurance policies, the proceeds of which are invested at the direction of the policyholder. Policyholders invest in units of the portfolios comprising the Account, for which they bear all of the investment risk. The Account, in turn, invests in the shares of the portfolios of the American Century Variable Portfolios, Inc, the Dean Witter Variable Investment Series, the Dreyfus Variable Investment Funds, The Dreyfus Socially Responsible Growth Fund, Inc. (available for investment beginning February 5, 1998), the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and the MFS Variable Insurance Trust (collectively the "Funds"). Glenbrook Life provides administrative and insurance services to the Account for a fee.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     Recognition of Investment Income - Investment income consists of dividends declared by of the Funds and is recognized on the date of record.

     Realized Gains and Losses - Realized gains and losses represent the difference between the proceeds from sales of shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     Policyholder Account Activity - Account activity is reflected in individual policyholder accounts on a daily basis.

     Federal Income Taxes - The Account is intended to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Glenbrook Life. Glenbrook Life is taxed as a life insurance company under the Code. Under current law, no federal income taxes are payable by the Account.

     Account Value - Certain calculations that could be made in the financial statements may differ from published amounts due to the truncation of actual Account values.

3.   MORTALITY AND EXPENSE RISK AND CONTRACT CHARGES

     Glenbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to .90% per annum of the daily net assets of the Account. Glenbrook Life guarantees that the rate of this charge will not increase over the life of the contract.

     Glenbrook Life deducts certain contract charges including cost of insurance, tax expense charges and contract maintenance charges. The cost of insurance charge covers Glenbrook Life's anticipated mortality costs for standard and substandard risks. The cost of insurance will not exceed the guaranteed cost of insurance as determined by the 1980 Commissioners Standard Mortality Table for standard risks. Substandard risks are charged a higher cost of insurance that will not exceed rates based on a multiple of the previously mentioned table. The multiple is based on the insured's substandard rating.

     Glenbrook Life deducts monthly a tax expense charge equal to .40% per annum of policy value for the first 10 years of the policy to cover Glenbrook Life's expenses for state and federal taxes relating to receipt of premium. Glenbrook Life deducts a monthly administration fee equal to .25% per annum of policy value on a monthly basis to compensate Glenbrook Life for administrative expenses incurred in the administration of the Account.

     For each year or portion of a year a contract is in effect, Glenbrook Life deducts a fixed annual contract maintenance charge of $35 as reimbursement for expenses related to the maintenance of each contract and the Account. The amount of this charge is guaranteed not to increase over the life of the contract. This charge is waived if the total purchase payments are $50,000 or more on a contract anniversary.

4.   FINANCIAL INSTRUMENTS

     The investments of the Account are carried at fair value, based upon quoted market prices.

5.    UNITS ISSUED AND REDEEMED

      Units issued and redeemed by the Account during 1997 were as follows:



                                           American Century Variable
                                           Portfolios, Inc.Portfolios       Dean Witter Variable Investment Series Portfolios
                                        -------------------------------  -------------------------------------------------------
                                           American        American
                                           Century          Century      VIS Dividend  VIS European  VIS Quality
                                         VP Balanced   VP International     Growth        Growth     Income Plus   VIS Utilities
                                         -----------   ----------------  ------------  ------------  -----------   -------------

    Units outstanding at beginning of
    period                                        -               -             -              -            -              -

    Unit activity during 1997:
      Issued                                  4,952               -             -              -            -              -
      Redeemed                                   (7)              -             -              -            -              -
                                           --------        --------      --------       --------     --------       --------
     Units outstanding at end of period       4,945               -             -              -            -              -
                                           ========        ========      ========       ========     ========       ========


                                               Dreyfus Variable
                                         Investment Fund Portfolios
                                         ---------------------------

                                           VIF Growth &    VIF Money
                                             Income          Market
                                           ------------    ---------

    Units outstanding at beginning of
    period                                          -              -

     Unit activity during 1997:
      Issued                                   4,938          7,415
      Redeemed                                    (7)           (10)
                                            --------       --------
     Units outstanding at end of period        4,931          7,405
                                            ========       ========

      Units issued and redeemed by the Account during 1997 were as follows:


                                       Dreyfus Variable                                                      Fidelity Variable
                                        Investment Fund                     Fidelity Variable Insurance      Insurance Products
                                          Portfolios       The Dreyfus        Products Fund Portfolios       Fund II Portfolio
                                        ---------------     Socially        ---------------------------      ------------------
                                                           Responsible
                                           VIF Small      Growth Fund,        VIP Growth    VIP High              VIP II
                                        Company Stock         Inc.               Fund      Income Fund          Contrafund
                                         -----------     --------------       ----------   -----------         -----------

    Units outstanding at beginning of             -               -                 -            -                     -
    period


    Unit activity during 1997:
      Issued                                      -               -             4,875            -                     -
      Redeemed                                    -               -                (7)           -                     -
                                           --------        --------         ---------     --------              --------
     Units outstanding at end of period           -               -             4,868            -                     -
                                           ========        ========         =========     ========              ========




                                           MFS Variable Insurance
                                              Trust Portfolios
                                         ----------------------------
                                          MFS Emerging   MFS Limited
                                             Growth        Maturity
                                             Series         Series
                                         -------------  ------------

   Units outstanding at beginning of
   period                                         -              -

     Unit activity during 1997:
     Issued                                       -          4,878
     Redeemed                                     -             (7)
                                           --------       --------
    Units outstanding at end of period            -          4,871
                                           ========       ========